[LETTERHEAD OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]






                                        April 30, 1999


Guinness Flight Investment Funds
225 South Lake Avenue
Suite 777
Pasadena, California  91101

                    Re:   Guinness Flight Investment Funds
                          Post-Effective Amendment No. 21
                          File No. 33-75340; ICA No. 811-8360
                          -----------------------------------



Dear Gentlemen:

         We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 21 to Registration Statement No. 33-75340 on Form N-1A.

                                          Very truly yours,



                                          /s/Kramer Levin Naftalis & Frankel LLP